THE SENTINEL FUNDS

                        Supplement dated March 1, 2004

   To Sentinel Group Funds Prospectus dated March 31, 2003, as supplemented
                   September 10, 2003 and December 31, 2003

Portfolio Manager Change for High Yield and Capital Markets Income Funds. Effective March 1, 2004, Prescott B. Crocker, the portfolio manager of the High Yield and Capital Markets Income Funds, retired from Evergreen Investment Management Company ("Evergreen"), which is the subadvisor to the High Yield and Capital Markets Income Funds. The portfolio manager of the High Yield and Capital Markets Income Funds is now Dana Erikson, Managing Director and Head of High Yield Research at Evergreen. Mr. Erikson is a chartered financial analyst, and has been with Evergreen since 1996.

Management of Flex Cap Opportunity Fund. Effective December 31, 2003, Fred Alger Management, Inc. is no longer serving as subadvisor to the Sentinel Flex Cap Opportunity Fund. On that date, Sentinel Advisors Company began managing this Fund internally. Robert L. Lee, Senior Vice President of Sentinel Advisors Company, who is also the portfolio manager of the Mid Cap Growth Fund and the Growth Index Fund, is now the portfolio manager of the Flex Cap Opportunity Fund. Further information about Mr. Lee can be found on page 50 of the prospectus. The Fund will continue to be managed in accordance with the same investment objective and policies. It will continue to invest primarily in growth stocks. However, Sentinel Advisors' philosophy on which growth stocks are attractive may differ from that of Alger. The Fund will continue to emphasize stocks believed to have superior potential for growth, rather than wide diversification.

Right of Accumulation and Letter of Intent. Effective December 31, 2003, investments made initially in the Sentinel US Treasury Money Market Fund at no sales charge will not be taken into account in determining quantity discounts pursuant to the Right of Accumulation and the Letter of Intent described on pages 35 and 36 of the prospectus.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.